Other income and expenses - net - Assets and liabilities of Abcheck s.r.o (Details) - AbCheck € in Thousands	Dec. 28, 2023 EUR (€)
analysis of information related to sale of subsidiary.
Leasehold improvements and equipment.	€ 616
Rights-of-use assets.	118
Inventories.	65
Trade and other receiavbles	190
Cash and cash equivalents.	642
Borrowings.	40
Trade and other liabilities.	274
Lease liabilities'.	123
Aggregated closing balance	€ 1,194